UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 11, 2008

HEALTHTRONICS, INC.

(Exact name of registrant as specified in its charter)

Georgia

(State or Other Jurisdiction of Incorporation)

000-30406	58-2210668
(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Capital of Texas Highway

Suite B-200

Austin, Texas 78746

(Address of principal executive offices including Zip Code)

(512) 328-2892

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 11, 2008, HealthTronics, Inc. (“HealthTronics”) issued a press release announcing the withdrawal of its proposal to acquire all of the outstanding common stock of Endocare, Inc. (“Endocare”). The HealthTronics withdrawal was communicated on September 11, 2008 in a letter from James S. B. Whittenburg, HealthTronics’ President and Chief Executive Officer, to Endocare’s Board of Directors. This press release, including the full text of the letter delivered to Endocare’s Board of Directors, is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

99.1	HealthTronics, Inc.’s press release, dated September 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHTRONICS, INC.
(Registrant)
Dated: September 17, 2008

/s/ Richard A. Rusk
Richard A. Rusk
Vice President and Controller

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	HealthTronics, Inc. press release, dated September 11, 2008.

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